                             THE COLUMN GROUP, LLC
                            THE COLUMN GROUP GP, LP
                           THE COLUMN GROUP II GP, LP
                          THE COLUMN GROUP III GP, LP
                        THE COLUMN GROUP MANAGEMENT, LP
                       THE COLUMN GROUP II MANAGEMENT, LP
                             PONOI MANAGEMENT, LLC
                            PONOI II MANAGEMENT, LLC
                                 TCG IV GP, LLC
                           THE COLUMN GROUP IV GP, LP
                              THE COLUMN GROUP, LP
                            THE COLUMN GROUP II, LP
                            THE COLUMN GROUP III, LP
                           THE COLUMN GROUP III-A, LP
                               PONOI CAPITAL, LP
                              PONOI CAPITAL II, LP
                            THE COLUMN GROUP IV, LP
                           THE COLUMN GROUP IV-A, LP
                                 DAVID GOEDDEL
                                PETER SVENNILSON
                                  TIM KUTZKEY

                               POWER OF ATTORNEY

Each of the undersigned, including (i) The Column Group GP, LP, The Column Group
II GP, LP, The Column Group III GP, LP, and The Column Group IV GP, LP ("TCG IV
GP"), each a Delaware limited partnership and Ponoi Management, LLC, Ponoi II
Management, LLC, and TGC IV GP, LLC, each a Delaware limited liability company
(collectively, the "General Partners"), in the normal course of their business and in their respective capacities as the general partner of The Column Group,
LP, The Column Group II, LP, The Column Group III, LP, The Column Group III-A,
LP, Ponoi Capital, LP, Ponoi Capital II, LP, The Column Group IV, LP and The
Column Group IV-A, LP (collectively, the "Funds") and TCG IV GP, (ii) The Column
Group Management, LP, The Column Group II Management, LP and The Column Group,
LLC (collectively, the "Management Entities") and (iii) each of David Goeddel,
Peter Svennilson and Tim Kutzkey (collectively, the "Managing Individuals") in their respective capacities as the managing members or managing partners of certain of the General Partners and the Management Entities and individually as solely related to the business and affairs of the General Partners, the Funds and the Management Entities (as explicitly set forth herein), hereby constitutes and approves James Evangelista as his or its true and lawful attorney-in-fact to:

    (1) Execute for and on behalf of the undersigned any and all documents, agreements, filings, reports, consents, waivers or proxies, or amendments or modifications to any of the foregoing requested by the undersigned in connection with the conduct of the undersigned's business;

    (2) Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any and all such documents, agreements, filings, reports, consents, waivers, proxies or amendments or modifications thereto;

    (3) Execute for and on behalf of each of the undersigned (a "Reporting
        Person") any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D,
        Schedule 13F, Schedule 13G, Form 13H, Form 13-F, Form 3, Form 4 and Form
        5) that such Reporting Person may be required to file with the United
        States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended
        (collectively, the "Reports") with respect to each Reporting Person's
        (a) status as an officer or director of, or (b) ownership of, or transactions in, securities of, any entity whose securities are beneficially owned (directly or indirectly) by the applicable Reporting
        Person;

    (4) Do and perform any and all acts for and on behalf of each of the undersigned which may be necessary or desirable to complete and execute any such Reports and timely file such forms and schedules with the
        United States Securities and Exchange Commission and any other stock exchange or similar authority; and

    (5) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, each of the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this Power of
        Attorney, shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in his discretion.

          Each of the undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  Each of the undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor are the General Partners, any of the Funds, any of the Management Entities
or any of the Managing Individuals hereby assuming, any of the undersigned's responsibilities under the laws of the United States or any state, including without limitation, compliance with Section 16 or Section 13 of the Securities
Exchange Act of 1934, as amended.

          This Power of Attorney shall remain in full force and effect until the
Attorney-in- Fact is separated from each of the undersigned, unless earlier revoked by each of the undersigned in a signed writing delivered to the
Attorney-in-Fact.

    IN WITNESS WHEREOF, each of the undersigned has caused this Power of
Attorney to be executed effective as of October 29, 2020.

                      By: /s/ David Goeddel
                          --------------------------
                      David Goeddel, individually and in his capacity as a
                      Managing Individual of each of The Column Group, LLC, The
                      Column Group GP, LP, The Column Group II GP, LP, The
                      Column Group III GP, LP, The Column Group Management, LP,
                      The Column Group II Management, LP, Ponoi Management, LLC,
                      Ponoi II Management, LLC, TCG IV GP, LLC and The Column
                      Group IV GP, LP.

                      By: /s/ Peter Svennilson
                          --------------------------
                      Peter Svennilson, individually and in his capacity as a
                      Managing Individual of each of The Column Group, LLC, The
                      Column Group GP, LP, The Column Group II GP, LP, The
                      Column Group III GP, LP, The Column Group Management, LP,
                      The Column Group II Management, LP, Ponoi Management, LLC,
                      Ponoi II Management, LLC, TCG IV GP, LLC and The Column
                      Group IV GP, LP.

                      By: /s/ Tim Kutzkey
                          --------------------------
                      Tim Kutzkey, individually and in his capacity as a
                      Managing Individual of each of The Column Group, LLC, The
                      Column Group III GP, LP, The Column Group Management, LP,
                      Ponoi Management, LLC, Ponoi II Management, LLC, TCG IV
                      GP, LLC and The Column Group IV GP, LP.

                      THE COLUMN GROUP MANAGEMENT, LP
                      By:  The Column Group, LLC, its General Partner

                      By: /s/ Peter Svennilson
                          --------------------------
                      Name: Peter Svennilson
                      Title: Managing Member

                      THE COLUMN GROUP II MANAGEMENT, LP
                      By:  The Column Group, LLC, its General Partner

                      By: /s/ Peter Svennilson
                          --------------------------
                      Name: Peter Svennilson
                      Title: Managing Member